U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.	__
Post-Effective Amendment No.	60
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	63

(Check appropriate box or boxes)

WILLIAMSBURG INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400

W. Lee H. Dunham, Esq.
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:
Tina H. Bloom, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on __________ pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/X/	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE DAVENPORT FUNDS

Davenport Small Cap Focus Fund

Ticker Symbol: _________

PROSPECTUS

________________, 201_

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary
Additional Investment Information
How to Purchase Shares
How to Redeem Shares
How Net Asset Value is Determined
Management of the Fund
Dividends, Distributions and Taxes
Privacy Notice
For Additional Information	back cover

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RISK/RETURN SUMMARY

Davenport Small Cap Focus Fund

What is the Fund's Investment Objective?

The investment objective of the Davenport Small Cap Focus Fund (the "Fund") is long term capital appreciation.

What are the Fund's Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses (1)	1.39%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	2.15%
Management Fee Reductions (2)	0.89%
Total Annual Fund Operating Expenses after Management Fee Reductions (2)	1.26%

(1)	Based on estimated amounts for the current fiscal year.
(2)	Davenport & Company LLC (the "Adviser") has contractually agreed, until December 31, 2015, to reduce Management Fees and to absorb Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) to an amount not exceeding 1.25% of the Fund's average daily net assets. Management Fee reductions and Other Expenses absorbed by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) to exceed the foregoing expense limitation. This arrangement may be terminated by either party upon 60 days' prior written notice, provided, however, that (1) the Adviser may not terminate this arrangement without the approval of the Board of Trustees, and (2) this arrangement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund. Total Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, costs to organize the Fund and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years
$ 128	$ 400

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio); however, the Fund does not expect to pay any transaction costs, including commissions. All transactions are expected to be executed through the Adviser and no transaction costs or commissions will be charged to the Fund. A higher portfolio turnover rate may indicate higher transaction costs (if the Fund incurred transaction costs) and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

What are the Fund's Principal Investment Strategies?

Under normal circumstances, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of small capitalization companies and shares of registered investment companies ("RICs"), that invest primarily in stocks of small capitalization companies. Under normal circumstances, the Fund will invest primarily in companies that have the potential for significant capital appreciation. The Adviser seeks to identify companies that have the potential to achieve above average long-term earnings growth or companies that may be undervalued because they are currently out of favor with the market or misunderstood and underfollowed by the investment community. The Fund may invest in special situation companies facing near-term difficulties but with favorable prospects for recovery. The Fund is classified as non-diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers or one or more particular industry sectors.

The Adviser uses a "bottom-up" fundamental research process that focuses primarily on individual companies in the context of broader market factors. In determining whether a company has the potential for capital appreciation, the Adviser will focus on several criteria, including, among other things:

•	rate of earnings growth or earnings growth potential

•	valuation

•	management strength

•	balance sheet strength

•	free cash flow generation

•	returns on invested capital

The Adviser defines small capitalization companies as those whose market capitalization is between $300 million and $8 billion. The market capitalization of the companies in the Fund's portfolio will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns, just because the company's market capitalization increases above or decreases below this range.

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The Fund may invest in registered investment companies ("RICs"), including shares of mutual funds and shares of exchange traded funds ("ETFs") if the Adviser believes it is advisable to increase the Fund's exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective. The Fund may invest in foreign markets that the Adviser considers to be "emerging markets." The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs, as well as emerging market ETFs.

A security will be sold when the Adviser believes it no longer has the potential for strong appreciation, when it meets its targeted price, when the fundamentals of the issuer's business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to inherent market risks and fluctuations. Stocks may fluctuate in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Small Capitalization Risk. Small capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations that the securities of larger capitalization companies.

Non-Diversification Risk. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than shares of a diversified fund.

Sector Risk. If the Fund emphasizes investments within a particular industry sector, adverse developments affecting that sector may cause the Fund's performance to be more volatile than a Fund that does not emphasize a particular sector. The sectors that the Fund may emphasize will vary from time to time.

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Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. In addition, the dividends payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less mature and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

RIC Risk. A RIC is managed independently of the Fund and is subject to the risks of the underlying securities it holds or the sectors it is designed to track. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF's shares may trade at a discount to its net asset value, or that an active trading market for an ETF's shares may not be developed or maintained. When the Fund invests in a RIC, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the RIC, in addition to the Fund's direct fees and expenses.

Management Risk. The Adviser's method of security selection may not be successful and the securities in the Fund's portfolio may not perform as well as the market as a whole. The securities selected by the Adviser may not appreciate in value as expected.

What has been the Fund's Performance History?

The Fund is new and therefore does not have a performance history for a full calendar year to report. When the Fund has returns for a full calendar year, this Prospectus will include performance information, which will give some indication of the risks and variability of investing in the Fund by comparing the Fund's performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

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Management of the Fund

Investment Adviser

Davenport & Company LLC (the "Adviser")

Portfolio Managers

Christopher G. Pearson, CFA and George L. Smith, III, CFA are primarily responsible for the management of the Fund's portfolio, subject to oversight by the Adviser's Investment Policy Committee. The portfolio managers of the Fund and members of the Investment Policy Committee are:

Name		Title with the Adviser	Length of Service to the Fund
	Christopher G. Pearson, CFA	Vice President	Since inception (2014)
*	George L. Smith, III, CFA	Senior Vice President and Director	Since inception (2014)
*	John P. Ackerly, IV, CFA	Senior Vice President and Director	Since inception (2014)
*	Michael S. Beall, CFA	Executive Vice President and Director	Since inception (2014)
*	E. Trigg Brown, Jr.	Executive Vice President and Director	Since inception (2014)
*	Robert B. Giles	Executive Vice President and Director	Since inception (2014)
*	William M. Noftsinger, Jr.	Senior Vice President and Director	Since inception (2014)
*	David M. West, CFA	Senior Vice President and Director	Since inception (2014)

*	Member of the Investment Policy Committee

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts or Uniform Gifts to Minors Accounts ("UGMA" or "UGMT")

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $100

The Fund's shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund's distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund is long term capital appreciation. The investment objective of the Fund may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days' notice of any such change.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks of small capitalization companies and shares of RICs that invest primarily in stocks of small capitalization companies. The Fund's shareholders will be provided with at least 60 days' prior notice of any change in this policy.

NON-PRINCIPAL INVESTMENT STRATEGIES

Although the Fund invests primarily in common stocks, it may also invest a portion of its assets in straight preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by the Adviser to be of comparable quality. The Fund may also invest in warrants.

Preferred stocks and bonds rated in the fourth highest category by a nationally recognized rating agency have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. The Adviser will sell a preferred stock or convertible bond if its rating is reduced below the four highest investment grades assigned by a rating agency, subject to market conditions and the Adviser's assessment of the most opportune time for sale.

Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Adviser's opinion.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, when the Adviser determines that market conditions warrant, the Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which the Fund normally invests. When the Fund invests in money market instruments for temporary defensive purposes, it may not achieve its investment objective.

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HOW TO PURCHASE SHARES

There are no sales commissions charged to investors. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the "Administrator") toll-free 1-800-281-3217, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund. Your broker-dealer or financial institution may charge you a fee for its services.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in the Fund is $5,000, or $2,000 for tax-deferred retirement accounts or Uniform Gifts to Minors Accounts ("UGMA" or "UGMT"). The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Regular Mail Orders. An Account Application is available by calling 1-800-281-3217 or on the Fund's website at www.investdavenport.com. Please complete and sign the Account Application, enclose your check made payable to the Fund, and mail it to:

The Davenport Funds
c/o Shareholder Services
P.O. Box 46707
 Cincinnati, Ohio 45246-0707

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers' checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring funds to advise the Administrator of the investment, the dollar amount and the account registration. For initial purchases, you should be prepared to provide the Administrator, by mail or facsimile, with a completed, signed Account Application. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

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US Bank NA
ABA# 042000013
For The Davenport Funds #0199456716
 For {The Davenport ___________Fund}
For {Shareholder name and account number
 or tax identification number}

It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under "Regular Mail Orders" above.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the Fund's net asset value ("NAV") next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers.

Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at the Fund's NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the "Exchange") on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Fund's Account Application contains provisions in favor of the Fund, the Adviser, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

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Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Fund from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($100 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the 15th day and/or the last business day of the month. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of the Fund to purchase shares of the Davenport Core Fund, Davenport Value & Income Fund or Davenport Equity Opportunities Fund (the "Davenport Funds,") provided that shares of the Davenport Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the Prospectus relating to the Davenport Fund into which the shares are to be exchanged. The shares of the Davenport Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The exchange of shares of the Fund for shares of another Davenport Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Frequent Purchases and Redemptions of Fund Shares. The Fund has been designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. The Fund has also reserved the right to impose a limit on the number of exchanges among the Davenport Funds. In addition, the Fund reserves the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment returns; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance.

The Fund has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers' transaction in shares of the Fund when shares are held in omnibus accounts. The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund's policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Davenport Funds, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

•	your letter of instruction or a stock assignment specifying the name of the Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

•	any required signature guarantees (see "Signature Guarantees"); and

•	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day's close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

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If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-281-3217, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Your redemption proceeds will be mailed to you within 3 business days after receipt of your redemption request in proper form. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or through an Automated Clearing House ("ACH") transaction ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts, UGMA or UGMT accounts (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days' written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption if the shares to be redeemed have a value of more than $50,000. Signature guarantees are also required (1) for change of registration requests, (2) for requests to establish or change redemption services other than through your initial Account Application, and (3) if the name(s) or the address on your account has been changed within 15 days of your redemption request. The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Administrator has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Administrator reserve the right to amend these standards at any time without notice.

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Systematic Withdrawal Plan. If your shares of the Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on the 15th and/or the last business day of each month, in a stated amount of not less than $100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

Redemptions in Kind. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only when circumstances exist that would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you may pay brokerage charges.

HOW NET ASSET VALUE IS DETERMINED

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). The Fund's NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price.

To the extent that the Fund's foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund's assets may be affected on days when shares of the Fund cannot be purchased or sold. In addition, trading in some of the Fund's foreign securities may not occur on days when the Fund is open for business. Because the values of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. The values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

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When market quotations are not readily available, if a pricing service cannot provide a valuation, or the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security's fair value may differ depending on the method used for determining value. As a result, the values of some securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities.

To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAVs of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

MANAGEMENT OF THE FUND

The Fund is a non-diversified series of Williamsburg Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, Davenport & Company LLC (the "Adviser") provides a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Adviser is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Fund.

The Adviser was originally organized in 1863 and is a full service registered broker-dealer and a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. In addition to acting as investment adviser to the Fund and the other Davenport Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Adviser is One James Center, 901 East Cary Street, Suite 1100, Richmond, Virginia 23219.

Compensation of the Adviser with respect to the Fund is at the annual rate of 0.75% of the Fund's average daily net assets. A discussion of the factors considered by the Board of Trustees in its approval of the Fund's Investment Advisory Agreement, including the Board's conclusions with respect thereto, will appear in the Fund's annual report for the year ended March 31, 2015.

The Adviser has entered into a contractual agreement with the Fund under which it agrees to reduce its investment advisory fees and to absorb Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.25% of the Fund's average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the expense limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment. This arrangement may be terminated by either party upon 60 days' prior written notice, provided, however, that (1) the Adviser may not terminate this arrangement without the approval of the Board of Trustees, and (2) this arrangement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund. This contractual agreement is currently in effect until December 31, 2015.

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Selection of portfolio securities for the Fund is made by George L. Smith, III, CFA and Christopher G. Pearson, CFA, subject to oversight by the Investment Policy Committee. The Investment Policy Committee is comprised of seven individuals who are responsible for the formalized investment approach upon which the Adviser's Asset Management Division is based. Committee members meet formally on a weekly basis. Each member of the Adviser's Investment Policy Committee is indicated by an asterisk.

* John P. Ackerly, IV, CFA (age 50) joined the Adviser in 1994 and currently serves as a Portfolio Manager in the Adviser's Asset Management Division. Mr. Ackerly is a member of the Adviser's Executive Committee and has been a member of the Investment Policy Committee since February 1999.

* Michael S. Beall, CFA (age 60) joined the Adviser in 1980 and is the Chairman of the Investment Policy Committee. Mr. Beall has been a member of the Investment Policy Committee since June 1991.

* E. Trigg Brown, Jr. (age 61) joined the Adviser in 1982 and currently serves as a Financial Adviser and the Branch Manager of the Adviser's Richmond, Virginia branch. Mr. Brown is a member of the Adviser's Executive Committee and has been a member of the Investment Policy Committee since October 2002.

* Robert B. Giles (age 68) joined the Adviser in 1967 and currently serves as a Financial Adviser. Mr. Giles has been a member of the Adviser's Investment Policy Committee since July 2007.

* William M. Noftsinger, Jr. (age 63) joined the Adviser in 1987 and currently serves as a Financial Adviser and a member of the Adviser's Portfolio Review Committee. Mr. Noftsinger has been a member of the Investment Policy Committee since October 2002.

* George L. Smith, III, CFA (age 38) joined the Adviser in 1997 and is a buy-side analyst for the Adviser. Mr. Smith is the co-manager of the Davenport Equity Opportunities Fund and has been a member of the Investment Policy Committee since July 2010.

* David M. West, CFA (age 59) joined the Adviser in 1990 and currently serves as a research analyst. Mr. West is a member of the Adviser's Executive Committee and has been a member of the Investment Policy Committee since 2012.

Christopher G. Pearson, CFA (age 30) joined the Adviser in 2007 and is a portfolio manager and buy-side analyst for the Adviser. Mr. Pearson is the co-manager of the Davenport Equity Opportunities Fund and a member of the Adviser's Portfolio Review Committee.

The Statement of Additional Information provides additional information about the compensation of the Fund's portfolio managers and Investment Policy Committee members, other accounts they manage, and their ownership of shares of the Fund.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to withhold federal income taxes on taxable distributions made to shareholders who are subject to such withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. The Fund intends to declare dividends from net investment income quarterly, payable on or about the 15th day of the last month of each calendar quarter. The Fund may make a supplemental distribution of capital gains following the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Fund or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the Internal Revenue Service ("IRS") on Form 1099-B for any sale of mutual fund shares ("Covered Shares"). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund's default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund's default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

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PRIVACY NOTICE

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-281-3217

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?
We collect your personal information, for example, when you

▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only

▪ Sharing for affiliates' everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Davenport Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Davenport Funds don't jointly market.

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THE DAVENPORT FUNDS

Investment Adviser

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
(Toll-Free) 1-800-846-6666

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-800-281-3217

Custodian

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel

Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees

John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Harris V. Morrissette
Elizabeth W. Robertson

Officers

John P. Ackerly, IV, President
George L. Smith, III, Vice President
Denise C. Peters, Compliance Officer

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FOR ADDITIONAL INFORMATION

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund's website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Fund is a series of Williamsburg Investment Trust (File No. 811-05685)

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STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT SMALL CAP FOCUS FUND – Ticker:

Series of
WILLIAMSBURG INVESTMENT TRUST

______________, 2015

TABLE OF CONTENTS

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT LIMITATIONS	8
TRUSTEES AND OFFICERS	18
INVESTMENT ADVISER	21
ADMINISTRATOR	21
DISTRIBUTOR	22
OTHER SERVICE PROVIDERS	22
PORTFOLIO SECURITIES AND BROKERAGE	22
SPECIAL SHAREHOLDER SERVICES	23
PURCHASE OF SHARES	25
REDEMPTION OF SHARES	25
NET ASSET VALUE DETERMINATION	26
FUND EXPENSES	26
ADDITIONAL TAX INFORMATION	27
GENERAL INFORMATION ABOUT THE TRUST	29
CALCULATION OF PERFORMANCE DATA	32
FINANCIAL STATEMENTS AND REPORTS	34
POLICIES AND PROCEDURES FOR VOTING PROXIES	35

This Statement of Additional Information ("SAI") is not a prospectus and should only be read in conjunction with the Prospectus of the Davenport Small Cap Focus Fund dated __________, 2014. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Fund, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-281-3217.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Small Cap Focus Fund (the "Fund"), is a separate investment portfolio of Williamsburg Investment Trust (the "Trust"). In addition to the Fund, the Trust consists of the Davenport Core Fund, the Davenport Value & Income Fund and the Davenport Equity Opportunities Fund, (collectively, the "Davenport Funds") which are managed by Davenport & Company LLC (the "Adviser"); The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond Virginia; the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. Information about the Davenport Core Fund, the Davenport Value & Income Fund and the Davenport Equity Opportunities Fund is included in a separate Statement of Additional Information. All information contained herein applies to the Fund unless otherwise noted.

The investment objectives and principal strategies of the Fund are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Smaller Capitalization Securities. Because the Fund invests primarily in small cap companies, it will be exposed to the risks of those companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the value and liquidity of such securities, which could increase the volatility of the Fund.

Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. If a change in securities values or net assets results in the Fund having more than 30% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund's holdings to below 30%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. European Union member countries that use the Euro as their currency (Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. The financial instability of some Eurozone countries, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe. Economic challenges facing the region include high levels of public debt, significant unemployment, extensive regulation of businesses, persistent trade deficits and inability to access credit.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Fund may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor's lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor's cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor's affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the U.S. economy and financial markets.

Real Estate Investment Trusts ("REITs"). While the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with real estate investments because of its ability to purchase securities of companies in the real estate industry. A REIT is a pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. A number of corporations operating in businesses unrelated to real estate (including owners of billboards, landfills, casinos and document storage facilities) have converted to a REIT structure or spun-off assets into REITs in order to take advantage of federal tax benefits. However, the IRS recently announced that it has formed an internal working group to study the current legal standards it uses to define "real estate" for purposes of firms qualifying as REITS under the tax code. Until further guidance relating to REIT conversions is issued, the nature and extent to which REIT conversions may affect a Fund is uncertain.

Repurchase Agreements. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the securities (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Shares of Other Investment Companies. The Fund may invest, to the extent permitted by the 1940 Act, in shares of other investment companies. Such other investment companies may include open and closed-end investment companies and shares of exchange-traded funds ("ETFs"), including Standard & Poor's Depositary Receipts ("SPDRs") and shares of the DIAMONDS Trust ("DIAMONDs"). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that are intended to track the price performance and dividend yield of the Standard & Poor's Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends that accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value ("NAV") will decrease.

Shares of other ETFs may also be purchased by the Fund. An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission ("SEC") Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's NAV.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company's total outstanding shares, (ii) such fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund's total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF's outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Bankers' Acceptances are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Borrowing. The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowings.

Commodity Exchange Act Regulation. The Fund has claimed an exclusion from the definition of the term "commodity pool" under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation under the CEA. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission ("CFTC") regulation. On an annual basis, the Fund is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund's use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC's recordkeeping, reporting and disclosure requirements.

Industry/Sector Risk. The greater the Fund's exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. An industry or a sector's performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Fund's annual and semi-annual reports. The sectors in which the Fund may have a greater exposure will vary.

Utility Stocks. The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

Commodities. The Fund may invest in securities whose performance is linked to the price of an underlying commodity or commodity index. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand, international political and economic developments, energy conservation, the success of exploration projects, changes in prices, tax and other government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to the Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares.

Under these fundamental limitations, the Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund's ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation above, the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Interested Trustees").

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	12
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	12
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	12
Elizabeth W. Robertson 8908 Norwick Road Richmond, Virginia 23229 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996. She was previously a Senior Manager at KPMG (accounting firm).	12
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust's administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust's principal underwriter)

Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc.; Director of Wilkinson O'Grady & Co. Inc. (global asset manager); Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Executive Vice President, Chief Investment Officer and a Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Director of Leavell Investment Management, Inc.; President and Chief Executive Officer of Leavell Investment Management, Inc. until January 2014.
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.

Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.

Trustees' Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2013. Because the Fund is newly formed, no Trustee or officer beneficially owns any shares of the Funds as of the date of this Statement of Additional Information.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000
John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	None	$50,001- $100,000
J. Finley Lee, Jr.	None	Over $100,000
Harris V. Morrissette	None	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer ("CCO") regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Effective July 1, 2014, each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust ("Independent Trustee") receives from the Trust an annual retainer of $12,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The same compensation structure was in effect prior to July 1, 2014 except the annual retainer was $10,000. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2014. Because the Fund is newly formed, no compensation was paid by the Fund during the most recently completed fiscal year.

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	None	None	None	$ 24,500
J. Finley Lee, Jr.	None	None	None	22,000
Harris V. Morrissette	None	None	None	21,500
Elizabeth W. Robertson*	None	None	None	6,000

*	Elected to the Board on February 11, 2014

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for the oversight of twelve series, or funds, of the Trust. The Board has engaged the Trust's investment advisers to oversee the management of the funds on a day-to-day basis. The Board is responsible for overseeing the investment advisers and the Trust's other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust's Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board's liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee. The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight. The members of each Committee are the four Independent Trustees: Robert S. Harris, J. Finley Lee, Jr., Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and Dr. J. Finley Lee, Jr. serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust's independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust's independent registered public accounting firm; and (v) resolves any issues arising under the Trust's Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2014.

Governance, Nomination and Compensation Committee
The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust's offices and meet any minimum qualifications that may be adopted by the Committee. The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2014.

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2014 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board of Trustees believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is a Director, Senior Vice President and a member of the Executive Committee of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 36 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Dr. J. Finley Lee, Jr.
Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill. Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania. He has served as a Trustee of the Trust since 1988. The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses. He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Ms. Elizabeth W. Robertson
Ms. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchisees) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson is a director of Franklin Financial Corporation and Franklin Federal Savings Bank. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew's School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board's overall responsibility for overseeing the management and operations of the Trust is the Board's oversight of the risk management of the Trust's investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust's CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust's independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust's CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust's CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust's CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds' securities. In addition, in its annual review of the funds' advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust's other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Davenport & Company LLC (the "Adviser") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Fund's Advisory Agreement is effective for an initial two year period and is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days' notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Fund is at the annual rate of 0.75% of the Fund's average daily net assets.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Davenport Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Fund's shares. The Adviser, not the Fund, may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations. The Adviser, not the Fund, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Fund.

Portfolio Managers

Other Accounts Managed (as of _____, 2014)

Christopher G. Pearson, CFA and George L. Smith, III, CFA are primarily responsible for the management of the Fund's portfolio, subject to oversight by the Adviser's Investment Policy Committee. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the eight portfolio managers, Michael S. Beall, Christopher G. Pearson and George L. Smith, III are the only persons who manage an account that has a performance based advisory fee. Each portfolio manager, with the exception of Christopher G. Pearson, is a member of the Davenport Investment Policy Committee.
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:
Other pooled investment vehicles:
Other accounts:
Michael S. Beall, CFA, CPA	Registered investment companies:
Other pooled investment vehicles:
Other accounts:
E. Trigg Brown, Jr.	Registered investment companies:
Other pooled investment vehicles:
Other accounts:
Robert B. Giles	Registered investment companies:
Other pooled investment vehicles:
Other accounts:
William M. Noftsinger, Jr.	Registered investment companies:
Other pooled investment vehicles:
Other accounts:
Christopher G. Pearson	Registered investment companies:
Other pooled investment vehicles:
Other accounts :
George L. Smith, III, CFA	Registered investment companies:
Other pooled investment vehicles:
Other accounts:
David M. West, CFA	Registered investment companies:
Other pooled investment vehicles:
Other accounts:

Potential Conflicts of Interest

It is possible that the portfolio managers might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund's and other clients' investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, the portfolio managers will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow portfolio managers who wish to buy or sell the same securities at the same time as their clients (including the Fund) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser's bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser's clients come first.

Certain portfolio managers may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish a research report on a company held or being considered by the Fund. Such research reports will be prepared and disseminated without regard to the effects on investments by the Fund and the Adviser's other clients.

Compensation

All portfolio managers, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

All portfolio managers are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month. Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser's branch for which Mr. Brown serves as Branch Manager.

John P. Ackerly, IV, E. Trigg Brown, Jr, Robert B. Giles, William M. Noftsinger, Jr., George L. Smith, III, Christopher G. Pearson and David M. West are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All portfolio managers who are directors of the Adviser are compensated by a fixed fee for sitting on the Adviser's Board of Directors. All portfolio managers, except Christopher G. Pearson, are directors of the Adviser. All portfolio managers are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser's Executive Committee. Michael S. Beall, George L. Smith, III and Christopher G. Pearson each receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of EWF Partners and EWF Partners II, other private investment funds managed by the Adviser.

All portfolio managers receive a safe harbor contribution to the Adviser's 401(k) plan as a percentage of eligible compensation. All portfolio managers receive an annual contribution to the Adviser's profit sharing plan, which is a discretionary amount based on a percentage of eligible compensation determined annually by the Board of Directors of the Adviser.

Ownership of Fund Shares

Because the Fund is newly formed, the portfolio managers do not beneficially own any shares of the Fund as of the date of this Statement of Additional Information.

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust's CCO. For the performance of these services, the Davenport Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Davenport Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.
OTHER SERVICE PROVIDERS
The firm of _____________, independent registered public accounting firm, _______________________________, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Fund's assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

The Fund's common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Fund's portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Fund does not expect to pay any brokerage commissions. All agency transactions are expected to be executed through the Adviser, which waives all brokerage commissions for the Fund. However, the Fund could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

While there is no formula, agreement or undertaking to do so, a portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-281-3217, or by writing to:

The Davenport Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund's name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

PURCHASE OF SHARES

The purchase price of shares of the Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until it has been confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Fund. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit. No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

There is currently no charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The NAV of the Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust's CCO, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust's series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Fund. The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Based on the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Fund's Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Currently, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund's shareholders' Consolidated Form 1099s when "covered" shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012. The Fund has chosen "average cost," which is the mutual fund industry standard, as the Fund's default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. .

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

GENERAL INFORMATION ABOUT THE TRUST

The Fund is a non-diversified, no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust's CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust's Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

•	The Fund posts a complete listing of its Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day's close of the market. The website is open to the general public.

•	Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.

•	In the event the Fund processes a shareholder's redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

Principal Shareholders. As of the date of this Statement of Additional Information, no shareholder known by the Fund owned of record or beneficially 5% or more of the outstanding shares of the Fund.

CALCULATION OF PERFORMANCE DATA

The Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund is computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged small-cap common stocks that are publicly traded in the United States securities markets. The Fund may also compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged large-cap common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

•	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Services and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Fund will be audited once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this SAI whenever the SAI is requested by a shareholder or prospective investor.

APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)         Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

(b)         Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)         Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)         Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

4.         Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)         Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)         Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.         Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

10.       Investment Advisers' Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers' policies and procedures.

As adopted November 1, 2004

Davenport & Company LLC One James Center 901 East Cary Street Ste 1100 Richmond, VA 23219¬4037 t 804-780-2000 800-846-6666www.investdavenport.com

Davenport & Company LLC (The "Adviser")

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser's Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients' investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the "Coordinator"). The Adviser's proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client's direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process: Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.	Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise
2.	Monitor "ProxyEdge" email alerts
3.	Monitor voting recommendations from a professional proxy voting service (Glass Lewis),
4.	Solicit information from the Adviser and its' employees about potential conflict of interest,
5.	Maintain a "proxy conflicts watch list" in coordination with the Adviser's Compliance Department,
6.	Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,
7.	Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,
8.	Maintain records for any client requests for voting information.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser's business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser's Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company. The Adviser generally opposes plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
•	Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser's broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

WILLIAMSBURG INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

	(a)	Agreement and Declaration of Trust — Incorporated herein by reference to Registration Statement on Form N-1A

	(b)	Bylaws — Incorporated herein by reference to Registration Statement on Form N-1A

	(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

	(d)	(i)	Investment Advisory Agreement for The Jamestown Equity Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

		(ii)	Investment Advisory Agreement for The Jamestown Balanced Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

		(iii)	Investment Advisory Agreement for The Jamestown Tax Exempt Virginia Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 29 filed on August 1, 1997

(iv)
Investment Advisory Agreement for the FBP Appreciation & Income Opportunities Fund (formerly the FBP Balanced Fund and the FBP Contrarian Balanced Fund) — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on August 2, 2004

(v)
Investment Advisory Agreement for the FBP Equity & Dividend Plus Fund (formerly the FBP Value Fund and the FBP Contrarian Equity Fund) — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 filed on August 2, 2004

		(vi)	Investment Advisory Agreement for The Government Street Equity Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

		(vii)	Investment Advisory Agreement for The Alabama Tax Free Bond Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

		(viii)	Investment Advisory Agreement for The Government Street Mid-Cap Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

		(ix)	Investment Advisory Agreement for The Davenport Core Fund (formerly The Davenport Equity Fund) — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 filed on July 31, 1998

(x) Investment Advisory Agreement for the Davenport Value & Income Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 51 filed on July 29, 2011

(xi) Investment Advisory Agreement for the Davenport Equity Opportunities Fund — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 51 filed on July 29, 2011

(xii) Form of Investment Advisory Agreement for the Davenport Small Cap Focus Fund — Filed herewith

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 54 filed on July 30, 2012

(f)	Inapplicable

(g)	(i) Custody Agreement with U.S. Bank, N.A. (formerly Star Bank) — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 26 filed on August 1, 1996

(ii) Amendment to Custody Agreement – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 51 filed on July 29, 2011

(h)	(i) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC, last revised December 1, 2013 — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

(ii) Compliance Consulting Agreement with Ultimus Fund Solutions, LLC, revised June 1, 2014 — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

(i)	Opinion and Consent of Counsel relating to Issuance of Shares — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 51 filed on July 29, 2011

(j)	Consent of Independent Registered Public Accounting Firm — To be filed in a subsequent amendment

(k)	Inapplicable

(l)	Inapplicable

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i) Code of Ethics of The Jamestown Funds — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 45 filed on July 27, 2007

(ii)	Code of Ethics of Lowe, Brockenbrough & Company, Inc. — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 51 filed on July 29, 2011

(iii)	Code of Ethics of the Flippin, Bruce & Porter Funds — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

(iv)	Code of Ethics of Flippin, Bruce & Porter, Inc. —Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

(v)	Code of Ethics of The Government Street Funds —Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 filed on July 29, 2014

(vi)	Code of Ethics of Leavell Investment Management, Inc. — Filed herewith

(vii)	Code of Ethics of The Davenport Funds — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 51 filed on July 29, 2011

(viii)	Code of Ethics of Davenport & Company LLC — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 47 filed on July 29, 2009

(ix)	Code of Ethics of Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant's Post-Effective Amendment No. 54 filed on July 30, 2012

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any such covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant's Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 31.	Business and Other Connections of the Investment Advisers

Lowe, Brockenbrough & Company, Inc. ("LB&C"), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing investment advisory services to three series of Registrant: The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (the "Jamestown Funds"). LB&C also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LB&C and the business and other connections of a substantial nature engaged in at any time during the past two years:

i.	Austin Brockenbrough, III—Chairman and Managing Director of LB&C
▪	Vice President of The Jamestown Funds

ii.	Lawrence B. Whitlock, Jr.—Managing Director of LB&C
▪	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund

iii.	David A. Lyons—Chief Operating Officer and Managing Director of LB&C

iv.	Charles M. Caravati, III—Chief Investment Officer and Managing Director of LB&C
▪	President of The Jamestown Balanced Fund and The Jamestown Equity Fund

v.	William R. Claiborne—Managing Director of LB&C

vi.	Austin Brockenbrough, IV – President and Managing Director of LB&C

vii.	Joseph A. Jennings, III – Managing Director of LB&C
▪	President of The Jamestown Tax Exempt Virginia Fund

viii.	Page T. Reece—Chief Compliance Officer and Managing Director of LB&C
▪	Compliance Officer of The Jamestown Funds

ix.	J. Ros Bowers, Jr. – Managing Director of LB&C

x.	Christopher J. Dion – Managing Director of LB&C

xi.	Robert R. Burke – Managing Director of LB&C

xii.	Michael E. McClure – Managing Director of LB&C
▪	Director at University of Texas Investment Management Company until April 2014.

Flippin, Bruce & Porter, Inc. ("FBP"), 800 Main Street, Suite 202, Lynchburg, Virginia 24505, is a registered investment adviser providing investment advisory services to two series of Registrant: the FBP Equity & Dividend Plus Fund the FBP Appreciation & Income Opportunities Fund (the "FBP Funds"). FBP also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of FBP and the business and other connections of a substantial nature engaged in at any time during the past two years:

(i)	John T. Bruce—President, Director and member of Executive Committee of FBP
▪	President of the FBP Funds

(ii)	John M. Flippin—Director and Portfolio Manager of FBP
▪	Vice President of the FBP Funds

(iii)	Robert G. Porter, III—Director of FBP
▪	Vice President of the FBP Funds

(iv)	David J. Marshall—Portfolio Manager, Director and member of Executive Committee of FBP
▪	Vice President of the FBP Funds

(v)	John H. Hanna, IV—Director of Marketing and member of Executive Committee of FBP
▪	Vice President of the FBP Funds

(vi)	Teresa L. Sanderson—Chief Compliance Officer of FBP
▪	Compliance Officer of the FBP Funds

(vii)	Michael E. Watson—Treasurer and Controller of FBP

(viii)	Norman D. Darden, III —Portfolio Manager and Member of Executive Committee of FBP

Leavell Investment Management, Inc. ("LIM"), 210 St. Joseph Street, Mobile, Alabama 36602, is a registered investment adviser providing investment advisory services to three series of Registrant: The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the "Government Street Funds"). LIM also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of LIM and the business and other connections of a material nature engaged in at any time during the past two years:

(i)	Andrew J. Grinstead —President and Chief Executive Officer of LIM

(ii)	Thomas W. Leavell— Director of LIM
▪	President of The Government Street Funds

(iii)	Timothy S. Healey—Executive Vice President, Chief Investment Officer and Director of LIM
▪	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

(iv)	Janet R. Hayes—Executive Vice President, Chief Operating Officer and Director of LIM

(v)	Michael C. Teel—Senior Vice President of LIM

(vi)	Mary S. Hope—Vice President of LIM
▪	Vice President of The Government Street Funds

(vii)	Richard E. Anthony—Vice President of LIM

(viii)	Richard M. Stimpson—Vice President of LIM

(ix)	Michael J. Hofto—Vice President, Chief Financial Officer and Treasurer of LIM

(x)	Margaret H. Alves—Vice President, Chief Compliance Officer of LIM
▪	Compliance Officer of The Government Street Funds

(xi)	John M. Williams—Vice President of LIM

Davenport & Company LLC ("Davenport"), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to three series of Registrant, The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (the "Davenport Funds"). Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. The following list sets forth the directors and officers of Davenport and the business and other connections of a material nature engaged in at any time during the past two years:

(i)	Coleman Wortham, III—Chairman and a Director of Davenport

(ii)	John P. Ackerly, IV—Senior Vice President and a Director of Davenport
▪	Trustee of Registrant and President of The Davenport Funds

(iii)	Michael S. Beall—Executive Vice President and a Director of Davenport

(iv)	James M. Traudt—Senior Vice President and a Director of Davenport

(v)	David M. West—Senior Vice President and a Director of Davenport

(vi)	Edward R. Lawton, Jr.—Senior Vice President and a Director of Davenport

(vii)	Joseph L. Keiger, III—Senior Vice President and a Director of Davenport

(viii)	Edward Trigg Brown, Jr.—Executive Vice President and a Director of Davenport

(ix)	Ann M. Richmond—Senior Vice President, Treasurer and a Director of Davenport

(x)	Kenneth S. Gregory—Senior Vice President and a Director of Davenport

(xi)	Henry L. Valentine, III—Senior Vice President and a Director of Davenport

(xii)	Eugene M. Valentine, Jr.—Senior Vice President and a Director of Davenport

(xiii)	Lucy W. Hooper—Executive Vice President and a Director of Davenport

(xiv)	Robert F. Mizell—Executive Vice President, Chief Financial Officer and a Director of Davenport

(xv)	William R. Barksdale, IV—Senior Vice President and a Director of Davenport

(xvi)	William M. Noftsinger, Jr.—Senior Vice President and a Director of Davenport

(xvii)	Brian A. McCormack—Senior Vice President, Chief Compliance Officer and AML Compliance Officer of Davenport

(xviii)	David P. Rose—Senior Vice President and a Director of Davenport

(xix)	W. David Gorsline, Jr.—Senior Vice President and a Director of Davenport

(xx)	Robert B. Giles—Executive Vice President and a Director of Davenport

(xxi)	David C. Anderson—Senior Vice President and a Director of Davenport

(xxii)	Richard M. Coradi—Senior Vice President and a Director of Davenport

(xxiii)	Richard E. Dolan, III—Senior Vice President and a Director of Davenport

(xxiv)	Kathleen R. Holman—Executive Vice President, Chief Administrative Officer and a Director of Davenport

(xxv)	Richard W. Jones, IV—Senior Vice President and a Director of Davenport

(xxvi)	Andrew J. Jowdy, Sr.—Senior Vice President and a Director of Davenport

(xxvii)	Maura J. LaVay—Senior Vice President and a Director of Davenport

(xxviii)	Timothy S. Taylor—Senior Vice President and a Director of Davenport

(xxix)	Rodney D. Rullman—Senior Vice President and a Director of Davenport

(xxx)	Michael J.D. Kane—Senior Vice President and a Director of Davenport

(xxxi)	Courtney E. Rogers—Senior Vice President and a Director of Davenport

(xxxii)	James E. Crawley—Senior Vice President and a Director of Davenport

(xxxiii)	Sean J. Allburn—Senior Vice President and a Director of Davenport

(xxxiv)	Edin Terzimehic—Assistant Vice President of Davenport

(xxxv)	Denise C. Peters—First Vice President and Chief Compliance Officer for Investment Advisory Services of Davenport
▪	Compliance Officer of The Davenport Funds

(xxxvi)	Joseph W. Paucke —Senior Vice President and a Director of Davenport

(xxxvii)	Kevin G. Boll, Jr.—Senior Vice President and a Director of Davenport

(xxxviii)	George L. Smith, III—Senior Vice President and a Director of Davenport
▪	Vice President of The Davenport Funds

(xxxix)	Irving L. Chapman, IV—President, Chief Executive Officer and a Director of Davenport

(xl)	Gary W. Scott—Senior Vice President and a Director of Davenport

(xli)	Cleighton L. Hilbert, Jr.—Senior Vice President and a Director of Davenport

(xlii)	William R. Hershey—Senior Vice President and a Director of Davenport

(xliii)	Edward F. Cole, III—Senior Vice President and a Director of Davenport

(xliv)	John G. Vine—Senior Vice President and a Director of Davenport

(xlv)	William F. Calliott —Senior Vice President and a Director of Davenport

(xlvi)	Harrison M. Geho —Senior Vice President and a Director of Davenport

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, The Investment House Funds, The Cutler Trust, Profit Funds Investment Trust, The Berwyn Funds, Schwartz Investment Trust, TFS Capital Investment Trust, CM Advisors Family of Funds, The Piedmont Investment Trust, Gardner Lewis Investment Trust, Stralem Fund, AlphaMark Investment Trust, Papp Investment Trust, The First Western Funds Trust, Ultimus Managers Trust, Aspiration Funds, Eubel Brady & Suttman Mutual Fund Trust, BPV Family of Funds and WST Investment Trust, other open-end investment companies.

(b)	The following list sets forth the directors and executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Vice President

	Mark J. Seger	Treasurer/Managing Director	Treasurer

	Tina H. Bloom	Vice President	Chief Compliance Officer/Secretary

	Wade R. Bridge	Vice President	Assistant Secretary

	Stephen L. Preston	Chief Compliance Officer Compliance Officer	Vice President/AML

	Craig J. Hunt	Vice President	None

	Jeffrey Moeller	Vice President	None

	Nancy Aleshire	Vice President	None

	Doug Jones	Vice President	None

	Kristine M. Limbert	Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant at its principal executive office located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the physical possession of Registrant's securities, may be maintained at the main offices of Registrant's investment advisers and custodian.

Item 34.	Management Services Not Discussed in Parts A or B

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 16th day of October, 2014.

WILLIAMSBURG INVESTMENT TRUST

By:	/s/ Tina H. Bloom
Tina H. Bloom
Secretary/Chief Compliance Officer

The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Robert S. Harris*	Chairman of the Board and Trustee	October 16, 2014

/s/ Mark J. Seger	Treasurer	October 16, 2014
Mark J. Seger

John T. Bruce*	Trustee

J. Finley Lee, Jr.*	Trustee

Elizabeth W. Robertson*	Trustee

Harris V. Morrissette*	Trustee

John P. Ackerly, IV*	Trustee

By:	/s/ Tina H. Bloom
Tina H. Bloom
Attorney-in-fact*
October 16, 2014

INDEX TO EXHIBITS

Item 28(d)(xii)	Form of Investment Advisory Agreement for The Davenport Small Cap Focus Fund

Item 28(p)(vi)	Code of Ethics of Leavell Investment Management, Inc.